Exhibit 10.2

EXECUTION VERSION

ELEVENTH AMENDMENT TO LOAN AND SECURITY AGREEMENT (this “Amendment”), dated as of December 18, 2012 (the “Amendment Date”), between NEW MOUNTAIN FINANCE SPV FUNDING, L.L.C., a Delaware limited liability company (the “Borrower”), NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as collateral administrator (the “Collateral Administrator”), WELLS FARGO SECURITIES, LLC, a Delaware limited liability company (the “Administrative Agent”), WELLS FARGO BANK NATIONAL ASSOCIATION, as collateral custodian (the “Collateral Custodian”), and WELLS FARGO BANK, NATIONAL ASSOCIATION, as a lender (the “Lender”).

WHEREAS, the Borrower, the Collateral Administrator, the Administrative Agent, the Collateral Custodian, the Lender and the other lenders party from time to time thereto, are party to the Loan and Security Agreement, dated as of October 27, 2010 (as amended from time to time prior to the date hereof, the “Loan and Security Agreement”), providing, among other things, for the making and the administration of the Advances by the lenders to the Borrower;

WHEREAS, the Borrower, the Collateral Administrator, the Administrative Agent, the Collateral Custodian and the Lender desire to amend the Loan and Security Agreement, in accordance with Section 12.1 of the Loan and Security Agreement and subject to the terms and conditions set forth herein.

NOW THEREFORE, in consideration of the foregoing premises and the mutual agreements contained herein, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

ARTICLE I

Definitions

SECTION 1.1.              Defined Terms.  Terms used but not defined herein have the respective meanings given to such terms in the Loan and Security Agreement.

ARTICLE II

Amendments to Loan and Security Agreement

SECTION 2.1.              Section 1.1 of the Loan and Security Agreement and Annex B to the Loan and Security Agreement shall each be amended by deleting “$200,000,000” where it appears therein and inserting in lieu thereof “$215,000,000”.

SECTION 2.2.              Section 1.1 of the Loan and Security Agreement shall be amended by deleting the definitions of “Advance Rate” and “Non-Usage Fee Rate” and inserting in lieu thereof the following and by inserting the following definition of “Eleventh Amendment Effective Date” in the appropriate alphabetical order:

“Advance Rate”:  70%.

“Eleventh Amendment Effective Date”:  The date on which the Eleventh Amendment, dated as of December 18, 2012, to this Agreement becomes effective.

“Non-Usage Fee Rate”:  (a) Prior to the Eleventh Amendment Effective Date, (i) 0.50% on the first $60,000,000 of the Unused Facility Amount and (ii) a rate per annum equal to the then-current Applicable Spread on the portion of the Unused Facility Amount in excess of $60,000,000, (b) during the first six (6) months following the Eleventh Amendment Effective Date, (i) 0.50% on the first $64,500,000 of the Unused Facility Amount and (ii) a rate per annum equal to the then-current Applicable Spread on the portion of the Unused Facility Amount in excess of $64,500,000, (c) from six (6) to eight (8) months following the Eleventh Amendment Effective Date, (i) 0.50% on the first $50,166,667 of the Unused Facility Amount and (ii) a rate per annum equal to the then-current Applicable Spread on the portion of the Unused Facility Amount in excess of $50,166,667 and (d) thereafter, (i) 0.50% on the first $43,000,000 of the Unused Facility Amount and (ii) a rate per annum equal to the then-current Applicable Spread on the portion of the Unused Facility Amount in excess of $43,000,000.

ARTICLE III

Representations and Warranties

SECTION 3.1.              The Borrower hereby represents and warrants to the Administrative Agent and the Lender that, as of the Amendment Date, (i) no Default, Event of Default, Change of Control or Collateral Administrator Termination Event has occurred and is continuing and (ii) the representations and warranties of the Borrower contained in the Loan and Security Agreement are true and correct in all material respects on and as of such day (other than any representation and warranty that is made as of a specific date).

ARTICLE IV

Condition Precedent

This Amendment shall become effective as of the Amendment Date upon the satisfaction of the following conditions (or until such conditions are waived in writing by the Administrative Agent in its sole discretion):

(a)           this Amendment shall have been duly executed by, and delivered to, the parties hereto;

(b)           the Collateral Administrator on behalf of the Borrower shall have paid, or caused to be paid, to the Administrative Agent a structuring fee in an amount equal to $173,522;

2

(c)           the Administrative Agent shall have received satisfactory evidence that the Borrower and the Collateral Administrator have obtained all required consents and approvals of all Persons to the execution, delivery and performance of this Amendment and the consummation of the transactions contemplated hereby;

(d)           each applicable Lender shall have received a duly executed copy of its Variable Funding Note, in a principal amount equal to the increased Commitment of such Lender; and

(e)           the Administrative Agent shall have received the executed legal opinion or opinions of Simpson Thacher & Bartlett LLP, counsel to the Borrower, covering authorization and enforceability of this Amendment in form and substance acceptable to the Administrative Agent in its reasonable discretion.

ARTICLE V

Miscellaneous

SECTION 5.1.              Governing Law. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

SECTION 5.2.              Severability Clause.  In case any provision in this Amendment shall be invalid, illegal or unenforceable, the validity, legality, and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

SECTION 5.3.              Ratification.  Except as expressly amended hereby, the Loan and Security Agreement is in all respects ratified and confirmed and all the terms, conditions and provisions thereof shall remain in full force and effect.  This Amendment shall form a part of the Loan and Security Agreement for all purposes.

SECTION 5.4.              Counterparts.  The parties hereto may sign one or more copies of this Amendment in counterparts, all of which together shall constitute one and the same agreement.  Delivery of an executed signature page of this Amendment by facsimile or email transmission shall be effective as delivery of a manually executed counterpart hereof.

SECTION 5.5.              Headings.  The headings of the Articles and Sections in this Amendment are for convenience of reference only and shall not be deemed to alter or affect the meaning or interpretation of any provisions hereof.

[SIGNATURES FOLLOW]

3

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the Amendment Date.

NEW MOUNTAIN FINANCE SPV FUNDING, L.L.C., as the Borrower

By: New Mountain Finance Holdings, L.L.C., its managing member

By:	/s/ Adam Weinstein
Name: Adam Weinstein
Title: Chief Financial Officer and Treasurer

NEW MOUNTAIN FINANCE HOLDINGS, L.L.C., as the Collateral Administrator

By:	/s/ Adam Weinstein
Name: Adam Weinstein
Title: Chief Financial Officer and Treasurer

[Signature Page to Eleventh Amendment to Loan and Security Agreement]

WELLS FARGO SECURITIES, LLC,
as Administrative Agent

By:
Name:
Title:

WELLS FARGO BANK, NATIONAL ASSOCIATION,
representing 100% of the aggregate Commitments of the Lenders in effect as of the date hereof

By:
Name:
Title:

[Signature Page to Eleventh Amendment to Loan and Security Agreement]

WELLS FARGO BANK, NATIONAL ASSOCIATION, not in its individual capacity but solely as Collateral Custodian

By:
Name:
Title:

[Signature Page to Eleventh Amendment to Loan and Security Agreement]